UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2006

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	000-18546	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

On March 27, 2006, the Board of Directors of Bridge Bancorp, Inc. declared a dividend for first quarter of 2006 of $0.23 per share, with a record date of April 10, 2006, payable to stockholders on April 24, 2006. The Board of Directors also adopted a stock repurchase program for the repurchase of up to 309,000 shares or approximately 5% of Bridge Bancorp, Inc.'s total issued and outstanding common shares.

Attached as an exhibit is the Company's press release dated March 28, 2006 announcing the Board of Directors’ actions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES FIRST QUARTER 2006 DIVIDEND,” dated March 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc.
(Registrant)

By: /s/ Thomas J. Tobin
Thomas J. Tobin
Chief Executive Officer

Dated: March 28, 2006

EXHIBIT INDEX

99.1 Press release titled, “BRIDGE BANCORP, INC. ANNOUNCES FIRST QUARTER 2006 DIVIDEND,” dated March 28, 2006.